Please file this statement of additional information supplement with your records.

                            STRONG ADVISOR BOND FUND
                       STRONG ADVISOR MUNICIPAL BOND FUND
                     STRONG ADVISOR SHORT DURATION BOND FUND
                      STRONG ADVISOR STRATEGIC INCOME FUND

    Supplement to the statement of additional information dated March 1, 2004

All Funds
Effective immediately, Christopher O. Petersen is deleted from the Directors and Officers table beginning on page 37.

Effective immediately, the Directors and Officers table should reflect that Phillip O. Peterson holds the Independent President position with the Funds.

Effective immediately, "Appendix C - Share Classes" beginning on page 86 is deleted and replaced with the following:

                           APPENDIX C - SHARE CLASSES

FRONT-END SALES LOAD

The maximum front-end sales load is 4.50% for Class A shares. Of the Advisor Bond Fund, Advisor Municipal Bond Fund, and Advisor Strategic Income Fund. The maximum front end sales load is 2.25% for Class A shares of the Advisor Short Duration Bond Fund. There is no front-end load for Class B, Class C, Class K, or Institutional Class shares.

Before November 30, 2000, the Advisor Bond Fund offered three classes of shares:
Advisor, Investor, and Institutional. On November 30, 2000, the existing Investor Class shares were converted to Class Z shares and the existing Advisor Class shares were converted to Class A shares.

From November 30, 2000 through December 27, 2001, the Fund offered Class L shares. These shares were redesignated and converted as Class A shares of the same respective Fund on December 27, 2001.

The offering price for Class A shares is the next NAV calculated after a purchase order is accepted, plus any applicable initial sales charges. No sales charge is imposed on reinvested dividends and distributions. Class A shares are also subject to Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets.

The amount of the initial sales charge you pay when you buy Class A shares of the Advisor Bond Fund, the Advisor Municipal Bond Fund, and the Advisor Strategic Income Fund differs depending on the amount you invest:

--------------------------------------------- ----------------------- ----------------------- -----------------------
                                                                                                      Dealer
                                                                                                 Reallowance as a
                 Amount of                       As a Percentage         As a Percentage          Percentage of
              Your Investment                   Of Offering Price         of Investment           Offering Price
--------------------------------------------- ----------------------- ----------------------- -----------------------
Less than $100,000                                    4.50%                   4.71%                   4.00%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$100,000 but less than $250,000                       3.75%                   3.90%                   3.25%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$250,000 but less than $500,000                       2.75%                   2.83%                   2.25%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$500,000 but less than $1,000,000                     2.25%                   2.30%                   2.00%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$1,000,000 or more                                     None                    None                   0.75%
--------------------------------------------- ----------------------- ----------------------- -----------------------

The amount of the initial sales charge you pay when you buy Class A shares of the Advisor Short Duration Bond Fund also differs depending on the amount you invest:

--------------------------------------------- ----------------------- ----------------------- -----------------------
                                                                                                      Dealer
                                                                                                 Reallowance as a
                 Amount of                       As a Percentage         As a Percentage          Percentage of
              Your Investment                   Of Offering Price         of Investment           Offering Price
--------------------------------------------- ----------------------- ----------------------- -----------------------
Less than $100,000                                    2.25%                   2.30%                   2.00%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$100,000 but less than $250,000                       1.75%                   1.78%                   1.50%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$250,000 but less than $500,000                       1.25%                   1.27%                   1.00%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$500,000 but less than $1,000,000                     1.00%                   1.01%                   0.75%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$1,000,000 or more                                     None                    None                   0.75%
--------------------------------------------- ----------------------- ----------------------- -----------------------

Dealer Reallowances. As shown above, the Distributor pays (or "reallows") a portion of the initial sales charge. The dealer reallowance is expressed as a percentage of the Class A share's offering price.

WAIVERS OR REDUCTIONS OF FRONT-END SALES LOADS

The initial sales charge may be waived in the following circumstances.

1. Reinstatement Privilege. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds into an identically registered account at net asset value (without an initial sales charge). Such a reinvestment must be requested in writing by the shareholder, made within 90 days of the redemption, and is limited to the amount of the redemption proceeds. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B Shares will be reinvested in Class A Shares. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

2. Letter of Intent (LOI). If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of a Fund within a 13-month period, the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent and delivering the Letter of Intent to the Administrator within 90 days of the commencement of purchases. You may combine Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV), based on your original purchase price for the shares, owned by you and a member of your immediate family when determining the reduced sales charge. Subject to acceptance by the Administrator and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent. The shareholder or his dealer must inform the Administrator that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if the shareholder's purchases within 13 months plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Out of the shareholder's initial purchase (or subsequent purchases if necessary), shares equal to five percent of the intended investment amount will be held in escrow until the intended amount is invested. These escrowed shares may be redeemed by the Fund if the investor is required to pay additional sales charges. When the minimum investment so specified is completed, the escrowed shares will be released. If the intended investment is not completed, the Administrator or the Distributor will redeem an appropriate number of the escrowed shares in order to realize the difference between the lower sales charge and the higher sales charge the shareholder would have paid had the shareholder not purchased shares through this program. Shares remaining after any such redemption will be released by the Administrator or the Distributor. By completing and signing the Account Application or Letter of Intent, the shareholder irrevocably appoints the Administrator and/or the Distributor as the shareholder's attorney to surrender for redemption any or all escrowed shares with full power of substitution.

3. Right of Accumulation. A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares in the Strong Funds when the shareholder's new investment, together with the current net asset value of all Class A, Class B, and Class C shares (excluding Class A shares acquired at NAV) owned in the Strong Funds reaches a discount level. A shareholder or the shareholder's broker or agent must provide the Administrator or Distributor with information to verify that the quantity sales charge discount is applicable in advance of or at the time the investment is made. You may also combine the current net asset value of Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV) owned by you and a member of your immediate family (your spouse or domestic partner, and your children or grandchildren, if they are under the age of 21), including the following:

o Individual-type employee benefit plan(s), such as an IRA, SEP IRA, SIMPLE IRA, 403(b) plan, or single-participant Keogh-type Defined Contribution plans (i.e., Money Purchase Pension, Profit Sharing);
o Business accounts solely controlled by you and/or a member of your immediate family (for example, you own the entire business);
o Trust accounts established by you and/or a member of your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;
o Individual purchases made by you and/or a member of your immediate family as a trustee if the investments are for a single trust estate;
o Endowments or foundations established and controlled by you and/or a member of your immediate family; o UTMA/UGMA accounts if you and/or a member of your immediate family is the beneficiary or custodian; and
o Education IRAs (Coverdell Education Savings Accounts) if you and/or a member of your immediate family is the beneficiary or responsible individual.

4. Group Purchases. A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the Class A shares upon the request of the Administrator or the Distributor. To determine the quantity sales charge discount, the group may combine the current net asset value of Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV).

The initial sales charge for Class A shares may be reduced or waived in the following circumstances.

1. Waivers for investments from certain payments. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days, in these circumstances:

         a. Dividend and capital gain distributions from the Fund. The distributions generally must be reinvested in the same share class. This waiver category also applies to Class B, C, and K shares.

         b. Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers the Fund as an investment option. You should contact your tax advisor for information on any tax consequences that may apply.

         c. Distributions from an existing retirement plan invested in the Fund.

2. Bank trust departments and law firms. Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with the Distributor or the Administrator or one of their affiliates and the shares are being acquired for the benefit of their trust account clients.

3. Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

4. Wrap account and fund "supermarket" investments. Shares acquired by investments through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with the Administrator that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.

5. Certain retirement plans. Employer-sponsored retirement plans, and their participants, for which the Administrator, the Fund's Distributor, or one of their affiliates has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with the Administrator, the Fund's Distributor, or one of their affiliates, to perform services. A CDSC may apply if the retirement plan is transferred out of the Fund or terminated within 12 months of the retirement plan account's initial purchase in the Fund.

6. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A purchases.

7. Registered securities dealers and their affiliates, for their investment accounts only.

8. Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer.

9. Officers, directors and employees of the Fund, the Advisor, the Administrator, the Fund's Distributor, and these entities' affiliates, and each of their family members living in the same household.

10. Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

11. Accounts managed by the Advisor or an affiliate, including accounts in fee-based advisory programs such as the Strong Advisor and Strong Private Client programs, or shares previously held in such accounts.

12. Certain unit investment trusts and their holders reinvesting distributions from the trusts.

13. Group annuity separate accounts offered to retirement plans.

14. Insurance company separate accounts. Shares acquired by insurance company separate accounts.

15. Internal Revenue Code Section 529 plan accounts which invest in Strong Funds, or for which the Advisor provides investment management services.

16. Transfers of $5 million or more, within a period of 90 days, from a single registered investment professional.

DEALER COMPENSATION

Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

The Distributor or one of its affiliates may pay up to 1% as a commission, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more.

The Distributor or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between the Distributor, or one of its affiliates, and the securities dealer.

In addition to the payments above, the Distributor and/or its affiliates may provide financial support to securities dealers that sell shares of the Fund. This support is based primarily on the amount of sales of Fund shares and/or total assets with the Fund. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts relating to the Fund; a securities dealer's support of, and participation in, the Distributor's marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Fund. Financial support to securities dealers may be made by payments from the Distributor's resources, from the Distributor's retention of underwriting concessions, and from payments to the Distributor under Rule 12b-1 plans. In addition, certain securities dealers may receive brokerage commissions generated by Fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Fund, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% of the net asset value at the time of purchase. You do not have to pay this CDSC if your financial intermediary has made arrangements with the Distributor and agrees to waive the commission.

Certain retirement plan accounts that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of the Fund or terminated within 1 year of the account's initial purchase in the Fund.


It is generally more appropriate for an investor to purchase Class A shares for amounts in excess of $100,000.

Class B shares are generally more appropriate for purchases up to $100,000. For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The CDSC is based on the net asset value at the time of purchase.

   IF YOU SELL YOUR CLASS B SHARES WITHIN THIS MANY       THIS % (based on purchase price NAV) IS DEDUCTED
               YEARS AFTER BUYING THEM                              FROM YOUR PROCEEDS AS A CDSC
------------------------------------------------------- -----------------------------------------------------
1 Year                                                  5
2 Years                                                 4
3 Years                                                 4
4 Years                                                 3
5 Years                                                 2
6 Years                                                 1
7 Years                                                 0

If you invest in Class C shares, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% of the net asset value at the time of purchase.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" method when taking the CDSC.

We only accept investments of $1 million or more for purchase into Class A, if Class A shares are offered for that Fund. Investments of $1 million or more for purchase into Class B or Class C will be rejected.

If you paid a CDSC when you redeemed your Class A or Class C shares from the Fund and repurchase Class A or Class C shares under the reinstatement privilege, we may credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest. A new CDSC holding period may apply to your reinvested Fund shares. For Class B share proceeds reinvested in Class A shares, although your account will not be credited with the amount of the CDSC paid when you sold your Class B shares, a new CDSC will not apply.

CDSC WAIVERS

The CDSC for any share class generally will be waived for:

1.   Account and transaction fees.

2. Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if the securities dealer of record received a payment from the Distributor of 0.25% or less, or the Distributor did not make any payment in connection with the purchase, or the securities dealer of record has entered into a supplemental agreement with the Distributor.

3. Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase.

4. Redemptions by the Fund when an account falls below the minimum required account size.

5. Redemptions following the death or disability of the shareholder or beneficial owner, provided that the shares are sold within one year following the death or the initial determination of disability. A certified copy of a death certificate or a doctor's certificate that specifically references the definitions of "disability" as defined in IRC Section 72(m)(7) must accompany the request. This waiver applies to individual shareholders, as well as shares held in joint tenancy.

6. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.

7. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates (not applicable to Class B).

8. Distributions from individual retirement accounts (IRAs) due to death or disability (as defined in the IRC) (for Class B, this applies to all retirement plan accounts, not only IRAs) or for mandatory distributions once the shareholder reaches age 70 1/2. Mandatory redemptions at age 70 1/2 must represent a minimum required pro rata distribution. For Class B shares that are part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the Class B shares investment bears to the total investment.

9. Returns of excess contributions (and earnings, if applicable) from retirement plan accounts.

10. Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B).

11. Redemptions of shares acquired by investment through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with the Administrator that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.

ADDITIONAL DEALER COMMISSIONS/CONCESSIONS

Dealers may receive different compensation with respect to sales of Class A, Class B, or Class C shares. In addition, from time to time, the Distributor may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, the Distributor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Distributor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

CLASS K SHARES - DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions for accounts in a retirement plan will be automatically reinvested in additional Class K shares of the Fund. Dividends and capital gains distributions for non-retirement plan accounts may be paid in cash.

CLASS K SHARES - ELIGIBILITY CRITERIA

Class K shares are available for the Advisor Bond Fund only. Class K shares are available for purchase by the following categories of investors:

o Employer-sponsored retirement plans, and indirectly, their participants, for which the Advisor, the Fund's Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services;

o Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to the Strong Advisor and the Strong Private Client programs;

o    Any Strong Fund of funds structure such as Strong Life Stage Series, Inc;

o Internal Revenue Code Section 529 plan accounts which invest in Strong Funds, or for which the Advisor provides investment management services; and

o    The Advisor or any of its affiliates


The date of this statement of additional information supplement is May 10, 2004.